                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of earliest event
  reported: August 22, 2002

                                 AMR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        1-8400                           75-1825172
------------------------      ------------------------       ---------------------------------
(State of Incorporation)      (Commission File Number)       (IRS Employer Identification No.)

          4333 Amon Carter Blvd. Fort Worth, Texas             76155
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                 (817) 963-1234
                         -------------------------------
                         (Registrant's telephone number)

Item 9. Regulation FD Disclosure

AMR Corporation is furnishing herewith an update of system capacity expectations for the remainder of 2002 by month in addition to the full year expectation for 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMR CORPORATION

                                       /s/ Charles D. MarLett
                                       ------------------------------------
                                       Charles D. MarLett
                                       Corporate Secretary

Dated: August 22, 2002

AMR EAGLE EYE

                                                      August 22, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of capacity and is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 on the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.

CAPACITY UPDATE

As a follow-up to our conference call of last week, I'm providing an update of our system capacity expectations for the remainder of 2002 by month as well as our full year expectation for 2003.

For the fourth quarter of 2002, we expect capacity to be up year-over-year by approximately 6.5% versus our prior expectation of close to an 11% increase. For 2003, we expect full year capacity to be down over 3% from 2002 and down over 10% from 2001 levels. Relative to 2001 and recognizing some seasonality changes in capacity allocation, American's August 2003 capacity will be down 16-18% from August 2001.

Please call if you have additional questions.

                                       Michael Thomas
                                       Director, Investor Relations

AMR EAGLE EYE

                                                                 Forecast
                                    ---------------------------------------------------------------------
AA MAINLINE OPS:                    August       Sept         Oct          Nov          Dec        FY2003
                                    ------       -----        ----         ----         ----       ------

Capacity (yr/yr)                    (9.3%)       15.4%        7.5%         7.5%         5.2%         (3%)
Capacity (versus 2001)                                                                              (10%)